                                                                    EXHIBIT 20.1

                        WFS FINANCIAL 2003-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended October 31, 2003
                   for Distribution Date of November 20, 2003
                                    Class A-1

================================================================================

Original Principal Balance                                                                        267,000,000.00

                                                                                                                        PER $1000
                                                                                                                        ORIG PRIN
AGGREGATE BALANCES:                                                                                   TOTALS             BALANCE
                                                                                                  --------------     --------------
     Aggregate Unpaid Principal Balance as of Prior Distribution Date                                       0.00           0.000000
     Aggregate Unpaid Principal Balance as of Current Distribution Date                                     0.00           0.000000
          Pool Factor                                                                                   0.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:
     Note Monthly Principal Distributable Amount                                         0.00                              0.000000
     Plus: Prior Principal Carryover                                                     0.00                              0.000000
                                                                                -------------
     Total Principal Distributable Amount                                                0.00                              0.000000
     Principal Distribution Amount                                                       0.00                              0.000000
                                                                                -------------
     Current Principal Carryover                                                                            0.00           0.000000

INTEREST DISTRIBUTABLE AMOUNT:
     Note Monthly Interest Distributable Amount                                          0.00                              0.000000
     Plus: Prior Interest Carryover                                                      0.00                              0.000000
                                                                                -------------
     Total Interest Distributable Amount                                                 0.00                              0.000000
     Interest Distribution Amount                                                        0.00                              0.000000
                                                                                -------------
     Current Interest Carryover                                                                             0.00           0.000000

                                                                                                                       PER $1000
                                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                              ORIG PRIN BAL
                                                                                                                     --------------
     Aggregate Principal Balance                                             1,040,229,454.13                            770.540336
     Servicing Fee                                                               1,124,643.00                              0.833069
     Spread Account                                                              6,750,000.00                              5.000000
     Net Change in Spread Account                                                        0.00                                   n/a
                                                                                                                                n/a
                                                                                                                                n/a

================================================================================

                        WFS FINANCIAL 2003-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended October 31, 2003
                   for Distribution Date of November 20, 2003
                                    Class A-2

================================================================================

Original Principal Balance                                                                        313,000,000.00

                                                                                                                       PER $1000
                                                                                                                       ORIG PRIN
AGGREGATE BALANCES:                                                                                   TOTALS            BALANCE
                                                                                                  --------------     --------------
     Aggregate Unpaid Principal Balance as of Prior Distribution Date                             279,791,214.42         893.901644
     Aggregate Unpaid Principal Balance as of Current Distribution Date                           246,548,496.57         787.694877
          Pool Factor                                                                                   0.787695

PRINCIPAL DISTRIBUTABLE AMOUNT:
     Note Monthly Principal Distributable Amount                                33,242,717.85                            106.206766
     Plus: Prior Principal Carryover                                                     0.00                              0.000000
                                                                             ----------------
     Total Principal Distributable Amount                                       33,242,717.85                            106.206766
     Principal Distribution Amount                                              33,242,717.85                            106.206766
                                                                             ----------------
     Current Principal Carryover                                                                            0.00           0.000000

INTEREST DISTRIBUTABLE AMOUNT:
     Note Monthly Interest Distributable Amount                                    349,739.02                              1.117377
     Plus: Prior Interest Carryover                                                      0.00                              0.000000
                                                                             ----------------
     Total Interest Distributable Amount                                           349,739.02                              1.117377
     Interest Distribution Amount                                                  349,739.02                              1.117377
                                                                             ----------------
     Current Interest Carryover                                                                             0.00           0.000000


                                                                                                                       PER $1000
                                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                              ORIG PRIN BAL
                                                                                                                     --------------
     Aggregate Principal Balance                                             1,040,229,454.13                            770.540336
     Servicing Fee                                                               1,124,643.00                              0.833069
     Spread Account                                                              6,750,000.00                              5.000000
     Net Change in Spread Account                                                        0.00                                   n/a
                                                                                                                                n/a
                                                                                                                                n/a

================================================================================

                        WFS FINANCIAL 2003-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended October 31, 2003
                   for Distribution Date of November 20, 2003
                                    Class A-3

================================================================================


Original Principal Balance                                                                        326,000,000.00

                                                                                                                       PER $1000
                                                                                                                       ORIG PRIN
AGGREGATE BALANCES:                                                                                   TOTALS             BALANCE
                                                                                                  --------------     --------------
     Aggregate Unpaid Principal Balance as of Prior Distribution Date                             326,000,000.00        1000.000000
     Aggregate Unpaid Principal Balance as of Current Distribution Date                           326,000,000.00        1000.000000
          Pool Factor                                                                                   1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:
     Note Monthly Principal Distributable Amount                                         0.00                              0.000000
     Plus: Prior Principal Carryover                                                     0.00                              0.000000
                                                                             ----------------
     Total Principal Distributable Amount                                                0.00                              0.000000
     Principal Distribution Amount                                                       0.00                              0.000000
                                                                             ----------------
     Current Principal Carryover                                                                            0.00           0.000000

INTEREST DISTRIBUTABLE AMOUNT:
     Note Monthly Interest Distributable Amount                                    551,483.33                              1.691667
     Plus: Prior Interest Carryover                                                      0.00                              0.000000
                                                                             ----------------
     Total Interest Distributable Amount                                           551,483.33                              1.691667
     Interest Distribution Amount                                                  551,483.33                              1.691667
                                                                             ----------------
     Current Interest Carryover                                                                             0.00           0.000000

                                                                                                                       PER $1000
                                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                              ORIG PRIN BAL
                                                                                                                     --------------
     Aggregate Principal Balance                                             1,040,229,454.13                            770.540336
     Servicing Fee                                                               1,124,643.00                              0.833069
     Spread Account                                                              6,750,000.00                              5.000000
     Net Change in Spread Account                                                        0.00                                   n/a
                                                                                                                                n/a
                                                                                                                                n/a

================================================================================

                        WFS FINANCIAL 2003-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended October 31, 2003
                   for Distribution Date of November 20, 2003
                                    Class A-4

================================================================================


Original Principal Balance                                                                        282,000,000.00

                                                                                                                       PER $1000
                                                                                                                       ORIG PRIN
AGGREGATE BALANCES:                                                                                   TOTALS            BALANCE
                                                                                                  --------------     --------------
     Aggregate Unpaid Principal Balance as of Prior Distribution Date                             282,000,000.00        1000.000000
     Aggregate Unpaid Principal Balance as of Current Distribution Date                           282,000,000.00        1000.000000
          Pool Factor                                                                                   1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:
     Note Monthly Principal Distributable Amount                                         0.00                              0.000000
     Plus: Prior Principal Carryover                                                     0.00                              0.000000
                                                                             ----------------
     Total Principal Distributable Amount                                                0.00                              0.000000
     Principal Distribution Amount                                                       0.00                              0.000000
                                                                             ----------------
     Current Principal Carryover                                                                            0.00           0.000000

INTEREST DISTRIBUTABLE AMOUNT:
     Note Monthly Interest Distributable Amount                                    643,900.00                              2.283333
     Plus: Prior Interest Carryover                                                      0.00                              0.000000
                                                                             ----------------
     Total Interest Distributable Amount                                           643,900.00                              2.283333
     Interest Distribution Amount                                                  643,900.00                              2.283333
                                                                             ----------------
     Current Interest Carryover                                                                             0.00           0.000000

                                                                                                                       PER $1000
                                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                              ORIG PRIN BAL
                                                                                                                     --------------
     Aggregate Principal Balance                                             1,040,229,454.13                            770.540336
     Servicing Fee                                                               1,124,643.00                              0.833069
     Spread Account                                                              6,750,000.00                              5.000000
     Net Change in Spread Account                                                        0.00                                   n/a
                                                                                                                                n/a
                                                                                                                                n/a

================================================================================

                        WFS FINANCIAL 2003-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended October 31, 2003
                   for Distribution Date of November 20, 2003
                                    Class B-1

================================================================================

Original Principal Balance                                                                         57,375,000.00

                                                                                                                       PER $1000
                                                                                                                       ORIG PRIN
AGGREGATE BALANCES:                                                                                   TOTALS            BALANCE
                                                                                                  --------------     --------------
     Aggregate Unpaid Principal Balance as of Prior Distribution Date                              55,490,444.47         967.153716
     Aggregate Unpaid Principal Balance as of Current Distribution Date                            53,259,748.05         928.274476
          Pool Factor                                                                                   0.928274

PRINCIPAL DISTRIBUTABLE AMOUNT:
     Note Monthly Principal Distributable Amount                                 2,230,696.42                             38.879240
     Plus: Prior Principal Carryover                                                     0.00                              0.000000
                                                                             ----------------
     Total Principal Distributable Amount                                        2,230,696.42                             38.879240
     Principal Distribution Amount                                               2,230,696.42                             38.879240
                                                                             ----------------
     Current Principal Carryover                                                                            0.00           0.000000

INTEREST DISTRIBUTABLE AMOUNT:
     Note Monthly Interest Distributable Amount                                    135,951.59                              2.369527
     Plus: Prior Interest Carryover                                                      0.00                              0.000000
                                                                             ----------------
     Total Interest Distributable Amount                                           135,951.59                              2.369527
     Interest Distribution Amount                                                  135,951.59                              2.369527
                                                                             ----------------
     Current Interest Carryover                                                                             0.00           0.000000

                                                                                                                       PER $1000
                                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                              ORIG PRIN BAL
                                                                                                                     --------------
     Aggregate Principal Balance                                             1,040,229,454.13                            770.540336
     Servicing Fee                                                               1,124,643.00                              0.833069
     Spread Account                                                              6,750,000.00                              5.000000
     Net Change in Spread Account                                                        0.00                                   n/a
                                                                                                                                n/a
                                                                                                                                n/a

================================================================================

                        WFS FINANCIAL 2003-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended October 31, 2003
                   for Distribution Date of November 20, 2003
                                    Class C-1

================================================================================


Original Principal Balance                                                                         60,750,000.00

                                                                                                                       PER $1000
                                                                                                                       ORIG PRIN
AGGREGATE BALANCES:                                                                                   TOTALS            BALANCE
                                                                                                  --------------     --------------
     Aggregate Unpaid Principal Balance as of Prior Distribution Date                              58,755,021.29         967.160844
     Aggregate Unpaid Principal Balance as of Current Distribution Date                            56,380,436.41         928.073027
          Pool Factor                                                                                   0.928073

PRINCIPAL DISTRIBUTABLE AMOUNT:
     Note Monthly Principal Distributable Amount                                 2,374,584.88                             39.087817
     Plus: Prior Principal Carryover                                                     0.00                              0.000000
                                                                             ----------------
     Total Principal Distributable Amount                                        2,374,584.88                             39.087817
     Principal Distribution Amount                                               2,374,584.88                             39.087817
                                                                             ----------------
     Current Principal Carryover                                                                            0.00           0.000000

INTEREST DISTRIBUTABLE AMOUNT:
     Note Monthly Interest Distributable Amount                                    174,306.56                              2.869244
     Plus: Prior Interest Carryover                                                      0.00                              0.000000
                                                                             ----------------
     Total Interest Distributable Amount                                           174,306.56                              2.869244
     Interest Distribution Amount                                                  174,306.56                              2.869244
                                                                             ----------------
     Current Interest Carryover                                                                             0.00           0.000000

                                                                                                                       PER $1000
                                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                              ORIG PRIN BAL
                                                                                                                     --------------
     Aggregate Principal Balance                                             1,040,229,454.13                            770.540336
     Servicing Fee                                                               1,124,643.00                              0.833069
     Spread Account                                                              6,750,000.00                              5.000000
     Net Change in Spread Account                                                        0.00                                   n/a
                                                                                                                                n/a
                                                                                                                                n/a

================================================================================

                        WFS FINANCIAL 2003-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended October 31, 2003
                   for Distribution Date of November 20, 2003
                                    Class D-1

================================================================================


Original Principal Balance                                                                         37,125,000.00

                                                                                                                       PER $1000
                                                                                                                       ORIG PRIN
AGGREGATE BALANCES:                                                                                   TOTALS             BALANCE
                                                                                                  --------------     --------------
     Aggregate Unpaid Principal Balance as of Prior Distribution Date                              34,434,355.30         927.524722
     Aggregate Unpaid Principal Balance as of Current Distribution Date                            34,431,594.93         927.450368
          Pool Factor                                                                                   0.927450

PRINCIPAL DISTRIBUTABLE AMOUNT:
     Note Monthly Principal Distributable Amount                                     2,760.37                              0.074353
     Plus: Prior Principal Carryover                                                     0.00                              0.000000
                                                                             ----------------
     Total Principal Distributable Amount                                            2,760.37                              0.074353
     Principal Distribution Amount                                                   2,760.37                              0.074353
                                                                             ----------------
     Current Principal Carryover                                                                            0.00           0.000000

INTEREST DISTRIBUTABLE AMOUNT:
     Note Monthly Interest Distributable Amount                                    114,494.23                              3.084020
     Plus: Prior Interest Carryover                                                      0.00                              0.000000
                                                                             ----------------
     Total Interest Distributable Amount                                           114,494.23                              3.084020
     Interest Distribution Amount                                                  114,494.23                              3.084020
                                                                             ----------------
     Current Interest Carryover                                                                             0.00           0.000000

                                                                                                                       PER $1000
                                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                              ORIG PRIN BAL
                                                                                                                     --------------
     Aggregate Principal Balance                                             1,040,229,454.13                            770.540336
     Servicing Fee                                                               1,124,643.00                              0.833069
     Spread Account                                                              6,750,000.00                              5.000000
     Net Change in Spread Account                                                        0.00                                   n/a
                                                                                                                                n/a
                                                                                                                                n/a

================================================================================